Exhibit 99.1

FINAL FOR RELEASE Contact Jupiter Wellness, Inc. 561-244-7100 investors@jupiterwellness.com Release Date 4/3/2023

JUPITER WELLNESS ANNOUNCES FOURTH QUARTER AND

FULL YEAR 2022 FINANCIAL RESULTS

JUPITER, FL / April 3, 2023 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair, skin, and sexual wellness today announced results for the fourth quarter and year ended December 31, 2022. The 10-K in its entirety is accessible at https://jupiterwellness.com/investors/sec-filings/.

Brian John, CEO of Jupiter Wellness, said, “I am extremely pleased with how far we have come in such a short time. In 2022, we shifted out of the CBD space and acquired and established new unique IP and products with little competition. We look forward to focusing on selling our brands and becoming profitable in 2023.”

Revenues

We generated $6,196,743 in revenues for the year ended December 31, 2022, compared to $2,876,273 in revenues for the year ended December 31, 2021.

Operating Expenses

The company had total operating expenses and other income of $16,249,385 for the year ended December 31, 2022, compared to $28,635,730 for the year ended December 31, 2021.

Income/Losses

Net losses were $15,223,028 and $28,100,245 for the years ended December 31, 2022, and 2021, respectively.

Highlights in the Fourth Quarter

●	SRM Entertainment, Inc. (SRM) filed a registration statement with the Securities and Exchange Commission to separate the company from Jupiter Wellness. Upon completion of the proposed spin-off, SRM and Jupiter Wellness will be two independent and separate public companies with Jupiter Wellness expected to remain the largest shareholder of SRM.
●	Eris Oaknet Healthcare Pvt Ltd (Eris Oaknet) and Cosmofix Technovation Pvt Ltd (Cosmofix) held successful market launch events for Jupiter’s Photocil products for the Indian market, branded as “Photofirst” in India.

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About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, vitiligo, and sexual wellness. Revenue is generated through the sales of OTC and consumer products and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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